URSTADT BIDDLE PROPERTIES INC.

                               321 RAILROAD AVENUE
                          GREENWICH, CONNECTICUT 06830

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   March 13, 2002







Notice is hereby given that the Annual Meeting of Stockholders of Urstadt Biddle Properties Inc. will be held at the Hyatt Regency Greenwich, Old Greenwich, Connecticut, on Wednesday, March 13, 2002, at 11:00 a.m. for the following purposes:



         1.To elect two Directors to serve for three years;

         2.To ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for one year;

         3.To amend the Company's Restricted Stock Award Plan; and

         4.To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record as of the close of business on January 28, 2002 are entitled to notice of and to vote at the Meeting.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                       By Order of the Directors


                                       /s/Thomas Myers
                                       THOMAS D. MYERS
                                       Secretary

January 31, 2002

                         URSTADT BIDDLE PROPERTIES INC.

                               321 RAILROAD AVENUE
                          GREENWICH, CONNECTICUT 06830




                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                          to be held on March 13, 2002

This Proxy Statement is furnished to stockholders of Urstadt Biddle Properties Inc., a Maryland corporation (hereinafter called the "Company"), in connection with the solicitation of proxies in the form enclosed herewith for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Hyatt Regency Greenwich, 1800 E. Putnam Avenue, Old Greenwich, Connecticut, on March 13, 2002 at 11:00 a.m. for the purposes set forth in the Notice of Meeting.

The solicitation is made on behalf of the Directors of the Company and the costs of the solicitation will be borne by the Company. Directors, officers and employees of the Company and its affiliates may also solicit proxies by telephone, telegraph, fax or personal interview. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the shares.

Holders of record of Common Shares and Class A Common Shares of the Company as of the close of business on the record date, January 28, 2002, are entitled to receive notice of, and to vote at, the Meeting. The outstanding Common Shares and Class A Common Shares constitute the only classes of securities entitled to vote at the Meeting. Each Common Share entitles the holder thereof to one vote and each Class A Common Share entitles the holder thereof to 1/20 of one vote. At the close of business on January 28, 2002, there were 6,352,513 Common Shares issued and outstanding and 10,367,423 Class A Common Shares issued and outstanding.

Shares represented by proxies in the form enclosed, if such proxies are properly executed and returned and not revoked, will be voted as specified, but where no specification is made, the shares will be voted as follows: (i) FOR the election of the two Directors; (ii) FOR the ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors for the ensuing fiscal year;
(iii) FOR the amendment of the Company's Restricted Stock Award Plan; and, in the named proxies' discretion, as to any other matter which may properly come before the Meeting. To be voted, proxies must be filed with the Secretary of the Company prior to voting. Proxies may be revoked at any time before exercise by filing a notice of such revocation, by filing a later dated proxy with the Secretary of the Company or by voting in person at the Meeting.

The Annual Report to stockholders for the Company's fiscal year ended October 31, 2001 has been mailed with or prior to this Proxy Statement. This Proxy Statement and the enclosed proxy were mailed to stockholders on or about January 31, 2002. The principal executive offices of the Company are located at 321 Railroad Avenue, Greenwich, Connecticut 06830 (telephone: 203-863-8200; fax:
203-861-6755).

                                    PROPOSAL 1
                               ELECTION OF DIRECTORS




Pursuant to Section 6.2 of the Articles of Incorporation, the Directors are divided into three classes serving three-year terms. Two Directors are to be elected at the Meeting. Messrs. Peter Herrick and George J. Vojta, comprising Class II, have been nominated for election as Directors to hold office until the year 2005 Annual Meeting and until their successors have been elected and shall qualify.


                                      CLASS II
                           (NOMINATED FOR ELECTION BY
                      HOLDERS OF COMMON SHARES AND CLASS A
                     COMMON SHARES TO SERVE FOR THREE YEARS)


                             PRINCIPAL OCCUPATION                                              DIRECTOR
                             FOR THE PAST FIVE YEARS                                           CONTINUOUS       TERM TO
 NAME                        AND CURRENT DIRECTORSHIPS                               AGE       SINCE            EXPIRE
-----                        -------------------------                               ---       ----------       -------
Peter Herrick (A)(E)        Retired Vice Chairman (1990-1992) and Director, The Bank  74      1990             2005
                            of New York; President and Chief Operating Officer, The
                            Bank of New York (February 1982 to June 1990); President
                            and Director, The Bank of New York Company, Inc.
                            (February 1984 to March 1992); Member, New York
                            State Banking Board (June 1990 to April 1993);
                            Director, Mastercard International (1985-1992);
                            Director, BNY Hamilton Funds, Inc. (August
                            1992-December 1999).

George J. Vojta (A)         Retired Vice Chairman and Director, Bankers Trust Company 66      1999             2005
                            (1992-1999); Executive Vice President, Bankers Trust
                            Company (1984-1992); Member, New York State Banking
                            Board; Director, Private Export Funding Corporation;
                            Chairman, Wharton Financial Institutions Center;
                            Chairman, The Westchester Group, LLC; Director,
                            Financial Services Forum; Member, Council on Foreign
                            Relations; Trustee, Continuum Health Partners.

                                    CLASS III
                        (TERM OF OFFICE EXPIRES IN 2003)



                                      PRINCIPAL OCCUPATION                                              DIRECTOR
                                      FOR THE PAST FIVE YEARS                                           CONTINUOUS    TERM TO
 NAME                                 AND CURRENT DIRECTORSHIPS                               AGE       SINCE         EXPIRE
-----                                 -------------------------                               ---       ----------    -------

Robert R. Douglass (A)(C)          Of Counsel, Milbank, Tweed, Hadley and McCloy; Chairman    70     1991             2003
                                   and Director, Cedel International; Chairman and Director,
                                   Clearstream International; Retired Vice Chairman and
                                   Director, The Chase Manhattan Corporation (1985 to 1993);
                                   Executive Vice President, General Counsel and Secretary,
                                   The Chase Manhattan Corporation (1976 to 1985); Former
                                   Counsel and Secretary to Gov. Nelson A. Rockefeller;
                                   Trustee, Dartmouth College (1983 to 1993); Chairman,
                                   Downtown Lower Manhattan Association; Chairman of Alliance
                                   for Downtown New York; Member, Council on Foreign
                                   Relations.

George H.C. Lawrence (C)           President and Chief Executive Officer, Lawrence Investing  64     1988             2003
                                   Company, Inc. (since 1970); Trustee, Sarah Lawrence
                                   College; Director, Westchester County Association; Senior
                                   Vice President and Director, Kensico Cemetery; Director,
                                   CLX Energy; Chairman, Board of Trustees, Indian River
                                   Hospital District.

Charles J. Urstadt (E)             Chairman of the Board of Directors and Chief Executive     73     1975             2003
                                   Officer of the Company (since September 1989); Chairman
                                   and Director, Urstadt Property Company, Inc. (a real
                                   estate investment corporation); Trustee Emeritus, Pace
                                   University; Director, Putnam Trust Company; Trustee,
                                   Historic Hudson Valley; Retired Trustee, Teachers
                                   Insurance and Annuity Association.

                                     CLASS I
                        (TERM OF OFFICE EXPIRES IN 2004)

                                PRINCIPAL OCCUPATION                                              DIRECTOR
                                FOR THE PAST FIVE YEARS                                           CONTINUOUS    TERM TO
 NAME                           AND CURRENT DIRECTORSHIPS                               AGE       SINCE         EXPIRE
-----                           -------------------------                               ---       ----------    -------

Willing L. Biddle (E)          President and Chief Operating Officer of the Company      40     1997             2004
                               since December 1996; Executive Vice President from March
                               1996 to December 1996; Senior Vice President--Management
                               from June 1995 to March 1996; and Vice President--Retail
                               from April 1993 to June 1995.

E. Virgil Conway (C)           Chairman, Rittenhouse Advisors, LLC; Chairman,            72     1989             2004
                               Metropolitan Transportation Authority (1995-2001);
                               Chairman, Financial Accounting Standards Advisory Council
                               (1992-1995); Chairman and Director, The Seamen's Bank for
                               Savings, FSB (1969-1989); Trustee, Consolidated Edison
                               Company of New York, Inc.; Director, Union Pacific
                               Corporation; Trustee, Phoenix Duff & Phelps Mutual Funds;
                               Trustee, Atlantic Mutual Insurance Company (1974-2002);
                               Director, Centennial Insurance Company (1974-2002);
                               Director, AccuHealth, Inc.; Chairman, New York Housing
                               Partnership Development Corporation; Vice Chairman,
                               Academy of Political Science; Trustee, Pace University;
                               Trustee Emeritus, Colgate University.

Charles D. Urstadt (E)         President and Director, Urstadt Property Company, Inc.    42     1997             2004
                               (since 1990); Executive Vice President, Brown Harris
                               Stevens, LLC; (1992-2001); Publisher, New York
                               Construction News (1984-1992); Member, Board of
                               Consultants of the Company (1991-1997); President and
                               Director, East Side Association (1994-1997); Director,
                               Friends of Channel 13; Board Member, New York State Board
                               for Historic Preservation; Director, New York Building
                               Congress (1988-1992).

(A) Member of Audit Committee
(C) Member of Compensation Committee
(E) Member of Executive Committee

During the fiscal year ended October 31, 2001, the Directors held five meetings. The Directors have three standing committees: an Audit Committee, an Executive Committee and a Compensation Committee. Each Director attended at least 75% of the aggregate total number of meetings held during the fiscal year by the Directors and by all committees of which such Director is a member, except George H.C. Lawrence who, by reason of the events of September 11, 2001, was unable to reenter the country to attend a Directors' meeting on September 13, 2001.

The Audit Committee held two meetings during the fiscal year ended October 31, 2001. The Audit Committee recommends to the Directors the independent public accountants to be engaged by the Company, reviews with the Company's independent public accountants and management the Company's quarterly financial statements and internal accounting procedures and controls, and reviews with the Company's independent public accountants the scope and results of the auditing engagement. Messrs. Robert R. Douglass, Peter Herrick and George J. Vojta are the current members of the Audit Committee.

The Compensation Committee, which makes recommendations to the Directors concerning compensation and administers the Company's Stock Option Plan and Restricted Stock Award Plan, held one meeting during the fiscal year ended October 31, 2001. Messrs. E. Virgil Conway, Robert R. Douglass and George H.C. Lawrence are the current members of the Compensation Committee.

The Executive Committee held two meetings during the fiscal year ended October 31, 2001. In general, the Executive Committee may exercise such powers of the Directors between meetings of the Directors as may be delegated to it by the Directors (except for certain powers of the Directors which may not be delegated). Messrs. Willing L. Biddle, Peter Herrick, Charles D. Urstadt and Charles J. Urstadt are the current members of the Executive Committee. The Directors do not have a nominating committee but act as a group on such matters.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership of such equity securities with the Securities and Exchange Commission ("SEC"). Such persons are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that, with respect to the period from November 1, 2000 through October 31, 2001, its Directors, officers and greater than 10% beneficial owners complied with all Section 16(a) filing requirements.

At the Annual Meeting, the stockholders of the Company will be requested to elect two Directors, comprising Class II. The affirmative vote of the holders of not less than a majority of the total combined voting power of all classes of stock entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting, subject to quorum requirements, will be required to elect a Director.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
               APPROVAL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

                                   PROPOSAL 2
                         RATIFICATION OF APPOINTMENT OF
                       INDEPENDENT AUDITORS OF THE COMPANY

Arthur Andersen LLP, independent auditors, provided auditing and other professional services to the Company during the fiscal year ended October 31, 2001. The Directors have, subject to ratification by the stockholders of the Company, appointed Arthur Andersen LLP to audit the financial statements of the Company for the ensuing fiscal year and recommend to the stockholders that such appointment be ratified. Representatives of Arthur Andersen LLP will be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives will also be available to respond to appropriate questions.

The affirmative vote of the holders of not less than a majority of the total combined voting power of all classes of stock entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting, subject to quorum requirements, will be required to ratify the appointment of Arthur Andersen LLP as independent auditors of the Company.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
             RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP
                     AS INDEPENDENT AUDITORS OF THE COMPANY.

                                   PROPOSAL 3
                  AMENDMENT OF THE RESTRICTED STOCK AWARD PLAN

In 2000, the Company approved the current Restricted Stock Award Plan (the "Plan") which amended and restated the Company's original Restricted Stock Award Plan of 1997 (the "Original Plan"). The principal purpose of the Plan is to promote the long-term growth of the Company by attracting, retaining and motivating directors and key management personnel possessing outstanding ability and to further the identity of the interests of such personnel with those of the Company's stockholders through stock ownership opportunities. Pursuant to the Plan, directors and management personnel of the Company, selected by the Compensation Committee, may be issued restricted stock awards.

As of January 4, 2002, awards representing 350,000 shares of Common Stock and 186,300 shares of Class A Common Stock had been issued under the Plan and there remained no shares of Common Stock and 163,700 shares of Class A Common Stock available for future awards.

In order to be able to continue to attract, retain and motivate qualified individuals as directors and officers of the Company, the Board of Directors has approved, subject to stockholder approval, an Amended and Restated Restricted Stock Award Plan (the "Amended Plan") that would, among other things, increase the maximum number of shares of restricted stock available for issuance thereunder from 700,000 common shares (350,000 shares each of Common Stock and Class A Common Stock) to 1,050,000 common shares (350,000 shares each of Common Stock and Class A Common Stock and 350,000 shares which, at the discretion of the Compensation Committee administering the Amended Plan, may be awarded in any combination of Common Stock or Class A Common Stock).

Set forth below is a summary of the principal provisions of the Amended Plan. The Amended Plan is set forth in its entirety as Exhibit A to this Proxy Statement. The summary below is qualified in its entirety by reference to Exhibit A.

        Summary of the Amended and Restated Restricted Stock Award Plan

Grant of Restricted Stock Awards. The Compensation Committee would be authorized to grant restricted stock awards up to 1,050,000 common shares (350,000 shares each of Common Stock and Class A Common Stock and 350,000 shares which, at the discretion of the Compensation Committee, may be awarded in any combination of Common Stock or Class A Common Stock). The participants eligible to receive the restricted stock awards will be management personnel selected by the Compensation Committee, in its discretion, who are considered to have significant responsibility for the growth and profitability of the Company as well as Directors.

Principal Terms and Conditions of Restricted Stock Awards. Each restricted stock award will be evidenced by a written agreement, executed by both the relevant participant and the Company, setting forth all the terms and conditions applicable to such award as determined by the Compensation Committee. Such terms and conditions shall include (i) the length of the restricted period of the award; (ii) the restrictions applicable to the award, including without limitation the employment or retirement status rules governing forfeiture, and the prohibition against the sale, assignment, transfer, pledge or other encumbrance of the restricted stock during the restricted period; and (iii) the eligibility to share in dividends and other distributions paid to the Company's shareholders during the restricted period.

Lapse of Restrictions. If a participant's status as an employee or non-employee Director of the Company is terminated by reason of death or disability, the restrictions shall lapse on such date. If such status as an employee or non-employee Director is terminated prior to the lapse of the restricted period by reason of retirement, the restricted period will continue as if the participant had remained in the employment of the Company. The Compensation Committee will have the authority to accelerate the time at which the restrictions may lapse whenever it considers that such action is in the best interests of the Company and of its stockholders, whether by reason of changes in tax laws, a "change in control" as defined in the Amended Plan or otherwise.

Tax Consequences. The Company will be required to withhold taxes to comply with federal and state laws applicable to the value of restricted shares when they are released from risk of forfeiture. Upon the lapse of the applicable restrictions, the value of the restricted stock will be taxable to the relevant participant as ordinary income and deductible by the Company. At the Compensation Committee's discretion, an arrangement may be made by the Company to assist a participant in meeting withholding taxes imposed by federal and state authorities.

Compliance with SEC Requirements. No certificates for shares distributed under the terms of the Amended Plan shall be executed and delivered to participants until the Company shall have taken any action then required to comply with the Securities Act of 1933, as amended, the Exchange Act and applicable SEC requirements.

Adjustments to the Amended Plan. If the Company subdivides or combines its outstanding shares of Common Stock or Class A Common Stock into a greater or lesser number of shares or if the Compensation Committee shall determine that a stock dividend, reclassification, business combination, exchange of shares, warrants or rights offering to purchase shares or other similar event affects the shares of the Company such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Amended Plan, the Compensation Committee may make adjustments to the number and class of shares which may be awarded and the number and class of shares subject to outstanding awards under the Amended Plan.

The affirmative vote of the holders of not less than a majority of the total combined voting power of all classes of stock entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting, subject to quorum requirements, will be required to amend the Restricted Stock Award Plan.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
                  AMENDMENT OF THE RESTRICTED STOCK AWARD PLAN

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information as of January 4, 2002 available to the Company with respect to the shares of the Company (i) held by those persons known to the Company to be the beneficial owners (as determined under the rules of the SEC) of more than 5% of the Common Shares and Class A Common Shares then outstanding and (ii) held by each of the Directors, each of the executive officers named in the Summary Compensation Table below, and by all of the Directors and such executive officers as a group:

                              5% BENEFICIAL OWNERS

                                                                                      CLASS A
NAME AND ADDRESS OF                            COMMON SHARES          PERCENT       COMMON SHARES           PERCENT
 BENEFICIAL OWNER                            BENEFICIALLY OWNED       OF CLASS    BENEFICIALLY OWNED        OF CLASS
-------------------                          ------------------       --------    ------------------        --------
Charles J. Urstadt                             2,290,308(1)            34.5%            349,850(2)             3.3%
Urstadt Biddle Properties Inc.
 321 Railroad Ave.
 Greenwich, CT 06830

Willing L. Biddle                               815,956(3)             12.3%            329,175(4)             3.1%
Urstadt Biddle Properties Inc.
 321 Railroad Ave.
 Greenwich, CT 06830

Grace & White, Inc.                             443,400(5)             6.7%             578,400(5)             5.4%
515 Madison Ave., Suite 1700
 New York, NY 10022

(1)Of these shares, 362,500 are owned by Urstadt Property Company, Inc., a company of which Mr. Urstadt is the chairman, a director and a principal stockholder, 1,643,950 shares are owned by two irrevocable trusts established for Mr. Urstadt's adult children, 57,000 shares are owned by Elinor Urstadt, Mr. Urstadt's wife, 6,058 shares are held by The Trust Established Under the Urstadt Biddle Properties Inc. Excess Benefits and Deferred Compensation Plan (the "Compensation Plan Trust") and 35,000 shares are owned by the Urstadt Conservation Foundation (the "Conservation Foundation"), of which Mr. Urstadt and his wife, Elinor Urstadt, are the sole trustees. Mr. Urstadt disclaims beneficial ownership of any shares held by the Conservation Foundation. See "Compensation and Transactions with Management and Others" below.

(2)Of these shares, 156,050 shares are owned by two irrevocable trusts established for Mr. Urstadt's adult children, 43,000 shares are owned by Elinor Urstadt, Mr. Urstadt's wife and 65,000 shares are owned by the Conservation Foundation. Mr. Urstadt disclaims beneficial ownership of any shares held by the Conservation Foundation. See "Compensation and Transactions with Management and Others" below.

(3)Of these shares, 4,475 shares are owned beneficially and of record by Catherine U. Biddle, Mr. Biddle's wife, and 2,181 shares are held by the Compensation Plan Trust. The figure includes 193,000 shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days and assumes, in connection with the determination of the number of shares issuable upon exercise of such options, that Mr. Biddle will elect to receive all Common Shares. If Mr. Biddle elects to receive some or all Class A Common Shares with respect to any or all of such options, the number of Common Shares issuable upon exercise of options exercisable within 60 days, the total number of Common Shares beneficially owned and the Percent of Class would be less. Mr. Biddle is the son-in-law of Mr. Urstadt. See "Compensation and Transactions with Management and Others" below for information with respect to Mr. Biddle's right to acquire Common Shares or Class A Common Shares or a combination of both upon the exercise of options.

(4)Of these shares, 4,475 shares are owned beneficially and of record by Catherine U. Biddle, Mr. Biddle's wife. The figure includes 193,000 shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days and assumes, in connection with the determination of the number of shares issuable upon exercise of such options, that Mr. Biddle will elect to receive all Class A Common Shares. If Mr. Biddle elects to receive some or all Common Shares with respect to any or all of such options, the number of Class A Common Shares issuable upon exercise of options exercisable within 60 days, the total number of Class A Common Shares beneficially owned and the Percent of Class would be less. See "Compensation and Transactions with Management and Others" below for information with respect to Mr. Biddle's right to acquire Common Shares or Class A Common Shares or a combination of both upon the exercise of options.

(5) Based upon information furnished to the Company by Grace & White, Inc.

                             DIRECTORS AND OFFICERS

                                                   COMMON                                    CLASS A
                                            SHARES BENEFICIALLY        PERCENT              COMMON SHARES          PERCENT
NAME                                              OWNED (1)            OF CLASS (1)    BENEFICIALLY OWNED (2)      OF CLASS (2)
----                                              ---------            ------------    ----------------------      ------------
Charles J. Urstadt                              2,290,308(3)             34.5%               349,850(4)               3.3%
Willing L. Biddle                                 815,956(5)             12.3%               329,175(6)               3.1%
E. Virgil Conway                                   21,387(7)                 *                73,596(8)(9)               *
Robert R. Douglass                                 19,987(7)                 *                30,196 (8)                 *
Peter Herrick                                      37,887(7)                 *                54,049(8)                  *
George H.C. Lawrence                               32,423(10)                *                35,284(11)                 *
Charles D. Urstadt                                 16,316(12)                *                 3,153(13)                 *
George J. Vojta                                     8,275                    *                 3,275                     *
James R. Moore                                     63,416(14)                *                87,066 (15)                *
Raymond P. Argila                                  42,666(16)                *                47,666(17)                 *
Directors & Executive Officers as a             3,348,621(18)            50.4%             1,013,310(19)              9.5%
group (10) persons

     *Less than 1%

(1) The figures  presented in this column  (except for those relating to Charles
J. Urstadt, Willing L. Biddle, James R. Moore and Raymond P. Argila) assume, in connection with the determination of the number of Common Shares issuable upon exercise of options exercisable within 60 days by the respective individuals listed below, that such individuals will elect the Common Stock Option with respect to all of such options. See "Compensation and Transactions with Management and Others" below for information with respect to certain modifications of outstanding options granted under the Company's Stock Option Plan as of August 14, 1998, the date on which the Company paid a stock dividend in the form of one share of Class A Common Stock for each outstanding share of Common Stock (the "Stock Dividend"). If any such individual elects the Combination Option or the Class A Stock Option with respect to any or all of such options, the number of Common Shares issuable upon exercise of options exercisable within 60 days, the total number of Common Shares beneficially owned and the Percent of Class would be less for such individual.

(2) The figures  presented in this column  (except for those relating to Charles
J. Urstadt, Willing L. Biddle, James R. Moore and Raymond P. Argila) assume, in connection with the determination of the number of Class A Common Shares issuable upon exercise of options exercisable within 60 days by the respective individuals listed below, that such individuals will elect the Class A Stock Option with respect to all of such options. See "Compensation and Transactions with Management and Others" below for information with respect to certain modifications of outstanding options granted under the Company's Stock Option Plan as of August 14, 1998, the date of the Stock Dividend. If any such individual elects the Combination Option or the Common Stock Option with respect to any or all of such options, the number of Class A Common Shares issuable upon exercise of options exercisable within 60 days, the total number of Class A Common Shares beneficially owned and the Percent of Class would be less for such individual.

(3) See note (1) under the preceding table titled "5% Beneficial Owners".

(4)See note (2) under the preceding table titled "5% Beneficial Owners".

(5)See note (3) under the preceding table titled "5% Beneficial Owners".

(6)See note (4) under the preceding table titled "5% Beneficial Owners".

(7)This figure includes 14,762 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See "Compensation and Transactions with Management and Others" below.

(8)This figure includes 14,671 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See "Compensation and Transactions with Management and Others" below.

(9)This figure includes 10,000 Class A Common Shares held of record by The Conway Foundation of which Mr. Conway and his wife, Elaine Conway, are the sole directors. Mr. Conway disclaims beneficial ownership of any shares held by The Conway Foundation.

(10)This figure includes 6,898 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See "Compensation and Transactions with Management and Others" below.

(11)This figure includes 6,859 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See "Compensation and Transactions with Management and Others" below.

(12)This figure includes 2,966 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See "Compensation and Transactions with Management and Others" below.

(13)This figure includes 2,953 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See "Compensation and Transactions with Management and Others" below.

(14)This figure includes 24,500 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days.

(15)This figure includes 11,650 Class A Common shares held of record by the Compensation Plan Trust.

(16)This figure includes 20,000 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days.


(17)This figure includes 20,000 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days.

(18)This figure includes 291,650 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days.


(19)This figure includes 266,825 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days.

            COMPENSATION AND TRANSACTIONS WITH MANAGEMENT AND OTHERS

Executive Officer Compensation

There is set forth below information concerning the annual and long-term compensation paid by the Company during each of the three years ended October 31, 2001 to those persons who were, at October 31, 2001 (i) the chief executive officer and (ii) the three other most highly compensated executive officers of the Company constituting the only persons who were serving as executive officers at such date.

                           SUMMARY COMPENSATION TABLE

                                                     ANNUAL COMPENSATION                   LONG TERM COMPENSATION
                                       --------------------------------------------        -----------------------

                                                                                            RESTRICTED    # OPTIONS    ALL OTHER
 NAME AND PRINCIPAL POSITION           YEAR       SALARY         BONUS        TOTAL          STOCK(1)       SARS   COMPENSATION (2)
 ---------------------------           ----       ------         -----        -----           -------        ----   ------------
Charles J. Urstadt,                    2001      $274,167       $30,000      $304,167       $214,695         0              $15,208
Chief Executive Officer                2000      $272,365       $30,000      $302,365       $217,515         0              $15,118

                                       1999      $264,000       $35,000      $299,000       $245,625         0              $15,128
Willing L. Biddle,                     2001      $218,333       $27,500      $245,833       $286,260                        $12,292
President and Chief                    2000      $209,167       $30,000      $239,167       $290,020      593,000           $11,958

Operating Officer                      1999      $204,167       $25,000      $229,167       $327,500         0              $11,458

James R. Moore,                        2001      $187,500       $18,000      $205,500        $78,722         0              $10,275
Executive Vice President               2000      $179,732       $20,000      $199,732        $79,756         0               $9,987

and Chief Financial Officer            1999      $174,622       $17,000      $191,622        $90,063         0               $9,581

Raymond P. Argila,                     2001      $149,389       $5,000       $154,389        $28,626         0               $7,720
Senior Vice President                  2000      $145,740       $5,000       $150,740        $29,002         0               $7,537

                                       1999      $144,407       $5,000       $149,407        $32,750         0               $7,470

(1) Amounts shown represent the dollar value on the date of grant. The aggregate number of shares of restricted stock held on October 31, 2001 and the value thereof as of such date were as follows: Urstadt, 80,000 each of Class A Common and Common Shares ($1,448,000); Biddle, 95,000 each of Class A Common and Common Shares ($1,719,500); Moore, 27,250 each of Class A Common and Common Shares ($493,225); and Argila, 11,000 each of Class A Common and Common Shares ($199,100). Restricted Stock vests at the end of five years. Dividends on shares of restricted stock are paid as declared.

(2) Consists of a discretionary contribution by the Company to the Company's Profit Sharing and Savings Plan (the "401(k) Plan") allocated to an account of the named executive officer and related excess benefit compensation.

Director Compensation

For the year ended October 31, 2001, other than Messrs. C.J. Urstadt and Biddle, each Director received an annual retainer of $16,000 and compensation of $1,200 for each Director meeting and each committee meeting attended. Effective December 1, 2001, other than Messrs. C.J. Urstadt and Biddle, each Director is entitled to an annual retainer of $18,000 and compensation of $1,400 for each Director meeting and each committee meeting attended.

Excess  Benefits  and Deferred Compensation Plan

Effective November 1, 1996, the Directors adopted the Urstadt Biddle Properties Inc. Excess Benefits and Deferred Compensation Plan, a non-qualified deferred compensation plan. The Plan is intended to provide eligible employees with benefits in excess of the amounts which may be provided under the Company's tax-qualified Profit Sharing and Savings Plan (a 401(K) plan), and to provide such employees with the opportunity to defer receipt of a portion of their compensation. Participation is limited to those employees who earn above the limit on compensation under the Company's Profit Sharing and Savings Plan, currently $200,000.

Under the Plan, a participant is credited with an amount equal to the contributions which would have been credited to the participant if the $200,000 compensation limitation under the Profit Sharing and Savings Plan did not apply.

Amounts credited under the Plan vest under the same rules as under the Profit Sharing and Savings Plan. In addition, each Participant may elect to defer the receipt of a portion of his or her compensation until a later date. Amounts credited under the Plan are increased with interest at a rate set from time to time by the Compensation Committee. For the fiscal year ended October 31, 2001, the Company paid annual interest of 7.5% on deferred compensation accounts. In the event of a change of control (as defined in the Plan), the Compensation Committee may in its discretion accelerate the vesting of benefits under the Plan.

Effective as of January 1, 2000, the Excess Benefits and Deferred Compensation Plan was amended by creating a trust to hold funds allocated under the Plan. Members of the Compensation Committee act as trustees of the trust. Eligible participants in the Plan may elect to have all or a portion of their deferred compensation accounts in the Plan invested in the Company's Common Stock, Class A Common Stock or such other securities as may be purchased by the trustees in their discretion.

Change of Control Agreements

The Company has agreements with each of its executive officers, including Messrs. Urstadt, Biddle, Moore and Argila, under which, in certain circumstances following a Change of Control of the Company (as defined in such agreements), the Company would pay severance benefits to such persons. If, within 18 months following the Change of Control, the Company terminates the executive's employment other than for cause, or if the executive elects to terminate his employment with the Company for reasons specified in the agreement, the Company will make a severance payment equal to a portion of such person's base salary, together with medical and other benefits during such period. Messrs. Urstadt, Biddle, Moore and Argila would each receive a severance payment equal to their respective twelve month salaries plus benefits. The salaries of Messrs. Urstadt, Biddle, Moore and Argila are currently $280,000, $240,000, $200,000 and $152,000, respectively. Each of such agreements has an indefinite term.

Stock Options

The Company maintains a Stock Option Plan pursuant to which 824,093 shares of the Company's authorized but unissued Common Shares and 743,003 shares of the Company's Class A Common Shares have been reserved for issuance upon the exercise of options which have been or may be granted under the Plan. The persons eligible to participate in the Plan are such key employees of the Company as may be selected from time to time by the Compensation Committee in its discretion, as well as non-employee Directors. The Plan is administered by the Compensation Committee.

There were no grants of stock options made under the Stock Option Plan in the fiscal year ended October 31, 2001.

The Compensation Committee has authorized loans to finance the exercise of stock options granted to executive officers. The loans have a ten-year term, subject to extension at the discretion of the Compensation Committee, bear interest at a fixed rate based upon the rate of interest applicable to United States Ten Year Treasury Notes plus two percent and are secured by a pledge of the related shares. The loans become due on termination of employment by the Company, but are automatically extended for seven months following termination of employment other than for cause. One loan is outstanding to Willing L. Biddle in the principal amount of $3,002,094, two loans are outstanding to James R. Moore in the principal amounts of $178,893 and $133,534, respectively, and one loan is outstanding to Raymond P. Argila in the principal amount of $133,534.

In connection with the Stock Dividend of August 14, 1998, each of the directors' options to purchase shares of Common Stock awarded prior to the Stock Dividend (each an "Existing Option") is deemed to be, upon his election with respect to each Existing Option: (i) an option (each, a "Common Stock Option") to purchase such number of shares of Common Stock as shall be equal in aggregate fair market value to the aggregate fair market value of the shares of Common Stock issuable pursuant to the related Existing Option; (ii) an option (each, a "Class A Stock Option") to purchase such number of shares of Class A Common Stock as shall be equal in aggregate fair market value to the aggregate fair market value of the shares of Common Stock issuable pursuant to the related Existing Option; or
(iii) an option (each, a "Combination Option") to purchase such number of shares of Common Stock and such number of shares of Class A Common Stock, in each case, as shall be equal to the number of shares of Common Stock issuable pursuant to the related Existing Option.

The exercise price for the purchase of one share of Common Stock and/or one share of Class A Common Stock pursuant to any Common Stock Option, Class A Stock Option or Combination Option has been set according to the proportional allocation of the exercise price for the purchase of one share of Common Stock pursuant to the related Existing Option, such proportional allocation being determined according to the fair market values of the underlying shares of Common Stock (ex-Stock Dividend) and Class A Common Stock.

Since 1993, options to acquire 631,000 common shares have been granted to Mr. Biddle, of which options representing 193,000 common shares remain unexercised. Each of the remaining options is an option, at the election of the participant, to acquire the stated number of shares in Common Stock, Class A Common Stock or such combination of Common Stock and Class A Common Stock as shall total the number of shares subject to such option.

The following table sets forth, for the executive  officers named in the Summary
Compensation  Table,   information  concerning  the  fiscal  year-end  value  of
unexercised options and SARs.

         Aggregated  Options/SAR  Exercises  in Last  Fiscal  Year
                           and FY-End  Option/SAR Values

                                                                       # of Unexercised
                                                                       Class A Common                   Value of Unexercised
                                 Shares                               and Common Share                     In-the-Money
                              Acquired On         Value             Options/SARs at FY-End            Options/SARs at FY-End ($)
    Names                     Exercise (#)      Realized ($)     Exercisable         Unexercisable    Exercisable     Unexercisable
    -----                     ------------      -----------      -----------         -------------    -----------     -------------
Charles J. Urstadt                --               --                --                  --                --                  --
 Common
Class A                           --               --                --                  --                --                  --
Willing L. Biddle              419,000           $69,901         100,000(1)          93,000(1)         $193,750(1)       $180,188(1)
 Common
Class A                         19,000             --            100,000(2)          93,000(2)         $222,500(2)       $206,925(2)
James R. Moore                    --               --              24,500                --              $36,702               --
 Common
Class A                           --               --              24,500                --              $50,185               --
Raymond P. Argila                 --               --              20,000                --              $30,589               --
 Common
Class A                           --               --              20,000                --              $41,599               --

(1) These figures assume that, with respect to the options granted to Mr. Biddle, he will elect to acquire all Common Shares. If Mr. Biddle elects to acquire some or all Class A Common Shares with respect to any of such options, the number of unexercised Common Share Options and the value of unexercised In-the-Money Common Share Options would be less.

(2) These figures assume that, with respect to the options granted to Mr. Biddle, he will elect to acquire all Class A Common Shares. If Mr. Biddle elects to acquire some or all Common Shares with respect to any of such options, the number of unexercised Class A Common Share Options and the value of unexercised In-the-Money Class A Common Share Options would be less.

Restricted Stock Plan

Under the Company's Restricted Stock Award Plan (the "Plan"), 350,000 shares each of the Company's authorized but unissued Common Shares and Class A Common Shares have been reserved for issuance in connection with restricted stock awards which have been or may be granted under the Plan. The persons eligible to receive restricted stock awards are selected by the Compensation Committee, in its discretion, from among management personnel who are considered to have significant responsibility for the growth and profitability of the Company and non-employee Directors. The Plan is administered by the Compensation Committee.

Each restricted stock award is evidenced by a written agreement, executed by both the relevant participant and the Company, setting forth all the terms and conditions applicable to such award as determined by the Compensation Committee. Such terms and conditions shall include (i) the length of the restricted period of the award, (ii) the restrictions applicable to the award, including (without limitation) the employment or directorship status rules governing forfeiture, and the prohibition against the sale, assignment, transfer, pledge or other encumbrance of the restricted stock during the restricted period, and (iii) the eligibility to share in dividends and other distributions paid to the Company's stockholders during the restricted period.

If a participant ceases to be employed or ceases to be a director prior to the lapse of the restricted period by reason of death or disability, the restrictions shall lapse on such date. If a participant ceases to be employed or ceases to be a director by reason of Retirement (as defined in the Plan), all awards of Restricted Stock continue to vest as if Retirement had not occurred until such time as the restrictions lapse.

The Compensation Committee has the authority to accelerate the time at which the restrictions may lapse whenever it considers that such action is in the best interests of the Company and of its stockholders, whether by reason of changes in tax laws, a "change in control" (as defined in the Plan), or otherwise.

As set forth under "Proposal 3 -- Amendment of the Restricted Stock Award Plan", the Board of Directors has approved, subject to approval of the stockholders of the Company, the Amended Plan which amended and restated the Plan.

           Report of Compensation Committee on Executive Compensation

Overview

The Compensation Committee (the "Committee") is composed of three independent, non-employee Directors, none of whom have interlocking relationships as defined by the SEC. The Committee is responsible for making recommendations to the Board concerning compensation and for administering the Company's Stock Option Plan and Restricted Stock Plan. The Committee believes that compensation should be structured to attract and retain high quality executives and to provide incentives to the Company's officers to enhance the long-term profitability of the Company. Thus, in making its recommendations regarding compensation, the Committee attempts to align the financial interests of the Company's executive officers with those of its stockholders.

Executive Compensation

In evaluating the potential long-term profitability of the Company in order to make its fiscal 2001 compensation recommendations, the Committee considered a variety of factors and criteria including stock price, projected and actual cash flow, leasing activities, new acquisitions and other factors. The Restricted Stock Plan and the Stock Option Plan provide the Company's key executives with a direct incentive to improve the Company's profitability and consequently, stockholder value. The Restricted Stock Plan provides that restricted stock be held for a specified time after it is issued before it can be sold or disposed of. Thus, if the executive leaves the Company other than by retirement, the unvested stock generally is forfeited. Restricted stock awards serve as both a reward for performance and a retention device for key executives and help to align their interests with all stockholders.

CEO Compensation

The Committee believes that the leadership by the Chief Executive Officer and his continued commitment to the Company's principal objectives, including new acquisitions, the sale of non-core assets, capital financing, leasing and cost containment, in the face of a weak economy and changing retail environment have positioned the Company for potential long-term profitability and warrant special recognition. The Committee considered the Chief Executive Officer's successful execution of strategic transactions, noting the public offering of approximately 5,500,000 new Class A Common Shares. The Committee recommended to the Board of Directors and the Board of Directors approved an increase in Mr. Urstadt's annual salary to $280,000 and awarded him a cash bonus of $30,000. The Committee also awarded Mr. Urstadt 55,000 Common Shares and 5,000 Class A Common Shares under the Restricted Stock Plan.

Other Compensation

The Committee also believes that the leadership of Mr. Biddle during fiscal 2001 in all areas of operations including particularly increased leasing and cost containment merits special recognition. The Committee noted Mr. Biddle's role in the complete revitalization of the Company's second largest shopping center and awarded Mr. Biddle 55,000 Common Shares and 5,000 Class A Common Shares under the Restricted Stock Plan. The Committee believes that the amount of restricted stock awarded to Messrs. Urstadt and Biddle was appropriate in light of the extraordinary results achieved by the Company under their leadership and that such awards were an appropriate amount of incentive compensation that should be in the form of stock in order to meet competitive compensation trends among REITs of comparable size.

Compensation Committee:
 E. Virgil Conway, Chairman
 Robert R. Douglass
 George H.C. Lawrence

                            Report of Audit Committee

To the Board of Directors of Urstadt Biddle Properties Inc.

The Audit Committee of the Company's Board of Directors consists entirely of non-employee directors that are independent, as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listing Standards. The Company's Board of Directors has adopted a written charter for the Audit Committee.

We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended October 31, 2001.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditor's independence.

During the year ended October 31, 2001, the Company paid the independent auditors, Arthur Andersen, LLP, $159,300 for audit services and $147,300 for non-audit services. Non-audit services included, but were not necessarily limited to, tax planning, real estate tax related issues and assistance with the registration statement that accompanied the public offering of Class A Common Shares.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2001.

Audit Committee:
 Peter Herrick, Chairman
 Robert R. Douglass
 George J. Vojta

                                OTHER INFORMATION
                         Common Shares Performance Graph



The following graph compares, for the five-year period ended October 31, 2001, the Company's cumulative total return to holders of the Company's Common Shares with the returns for the NAREIT All REIT Total Return Index (a peer group index) published by the National Association of Real Estate Investment Trusts (NAREIT) and for the S&P 500 Index for the same period.


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
      AMONG URSTADT BIDDLE PROPERTIES INC. COMMON SHARES, THE S&P 500 INDEX
                          AND THE NAREIT ALL-REIT INDEX



                          10/96       10/97       10/98       10/99      10/00       10/01

UBP                       100.00      128.36      123.00     119.96      129.29      175.25
S&P 500                   100.00      132.11      161.16     202.54      214.87      161.36
NAREIT ALL-REIT           100.00      131.78      112.33     102.89      120.71      139.51

*$100 INVESTED ON 10/31/96 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS, FISCAL YEAR ENDING OCTOBER 31.

The stock price performance shown on the graph is not necessarily indicative of future price performance.

On October 31 of each of 1996 and 1997, the only publicly traded equity security of the Company was the Common Shares. In June 1998, the Company established the Class A Common Shares and on August 14, 1998, the Stock Dividend was paid, pursuant to which holders of the Common Shares received one Class A Common Share for each outstanding Common Share. All share prices and dividends have been adjusted to reflect the Stock Dividend for all periods represented. Since August 17, 1998, both the Common Shares and the Class A Common Shares have been publicly traded on the New York Stock Exchange.

                     Class A Common Shares Performance Graph

The following graph compares, for the period beginning August 17, 1998 (inception) and ended October 31, 2001, the Company's cumulative total return to holders of the Company's Class A Common Shares with the returns for the NAREIT All REIT Total Return Index (a peer group index) published by the National Association of Real Estate Investment Trusts (NAREIT) and for the S&P 500 Index for the same period.
                     COMPARISON OF CUMULATIVE TOTAL RETURN*
                 FOR THE PERIOD AUGUST 17, 1998 TO OCTOBER 31, 2001
       AMONG URSTADT BIDDLE PROPERTIES INC. CLASS A COMMON SHARES, THE S&P
                     500 INDEX AND THE NAREIT ALL-REIT INDEX


                        8/17/98      10/98      10/99       10/00       10/01

UBP.A                    100.00      96.22      99.06       104.34      150.43
S&P 500                  100.00      98.43      123.69      131.23      98.55
NAREIT ALL-REIT          100.00      92.75      84.95       99.67       115.18

*$100 INVESTED ON 8/17/98 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS, FISCAL YEAR ENDING OCTOBER 31.

The stock price performance shown on the graph is not necessarily indicative of future price performance.

                  SOLICITATION OF PROXIES AND VOTING PROCEDURES

The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, solicitations may also be made by personal interview, facsimile transmission or telephone. Directors and officers of the Company may participate in such solicitation and will not receive additional compensation for such services. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of Company Common Shares and Class A Common Shares and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

The presence, either in person or by properly executed proxy, of a majority of the Company's outstanding Common Shares and Class A Common Shares is necessary to constitute a quorum at the Annual Meeting. Each Common Share outstanding on the Record Date entitles the holder thereof to one vote and each Class A Common Share outstanding on the Record Date entitles the holder thereof to 1/20 of one vote. An automated system administered by the Company's transfer agent tabulates the votes.

The election of the Directors, the ratification of the appointment of the Company's auditors and the approval of the Amended and Restated Restricted Stock Award Plan each requires the affirmative vote of a majority of the total combined voting power of all classes of stock entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting. Abstentions will thus be the equivalent of negative votes and broker non-votes will have no effect with respect to such proposals, as any Common Shares or Class A Common Shares subject to broker non-votes will not be present and entitled to vote with respect to any proposal to which the broker non-vote applies.

Each of the Proposals presented to the Company at the Annual Meeting is being presented as a separate and independent Proposal and no Proposal is conditioned upon adoption or approval of any other Proposal.

                             AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements, and other information with the SEC. Such reports, proxy statements and other information may be inspected without charge at the principal office of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC located at 233 Broadway, New York, New York 10279 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and copies of all or any part thereof may be obtained at prescribed rates from the SEC's Public Reference Section at such addresses. Also, the SEC maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. Such reports, proxy and information statements and other information also can be inspected at the office of the New York Stock Exchange, Inc., 20 Broad Street, New York, NY 10005.

The Company's Annual Report to Stockholders for the fiscal year ended October 31, 2001 (which is not part of the Company's proxy soliciting materials) has been mailed to the Company's stockholders with or prior to this Proxy Statement. A copy of the Company's Annual Report on Form 10-K, without exhibits, will be furnished without charge to stockholders upon request to:

                           Thomas D. Myers, Secretary
                         Urstadt Biddle Properties Inc.
                               321 Railroad Avenue
                               Greenwich, CT 06830

                                  OTHER MATTERS

The Directors know of no other business to be presented at the Annual Meeting. If other matters properly come before the meeting in accordance with the Articles of Incorporation, the persons named as proxies will vote on them in accordance with their best judgment.

Any stockholder who intends to present a stockholder proposal for consideration at the Company's 2003 Annual Meeting of Stockholders by utilizing Rule 14a-8 under the Exchange Act, must comply with the requirements as to form and substance established by the SEC for such proposals to be included in the Company's proxy statement for such Annual Meeting and such proposals must be received by the Company by October 1, 2002.

Any stockholder who intends to present a stockholder proposal for consideration at the Company's 2003 Annual Meeting of Stockholders without complying with Rule 14a-8 or who intends to make a nomination for election to the Company's Board of Directors at the 2003 Annual Meeting of Stockholders, must comply with certain advance notification requirements set forth in the Company's bylaws. The Company's bylaws provide, in part, that any proposal for stockholder action, or nomination to the Board of Directors, proposed other than by the Board of Directors must be received by the Company in writing, together with specified accompanying information, at least 75 days prior to an annual meeting in order for such action to be considered at the meeting. The year 2003 Annual Meeting of Stockholders is currently anticipated to be held on March 12, 2003, and any notice of intent to consider other matters and/or nominees, and related information, must therefore be received by the Company by December 27, 2002. The purpose of the bylaw is to assure adequate notice of, and information regarding, any such matter as to which shareholder action may be sought.

You are urged to complete, date, sign and return your Proxy Card promptly to make certain your Shares will be voted at the Annual Meeting, even if you plan to attend the meeting in person. If you desire to vote your Shares in person at the meeting, your proxy may be revoked. For your convenience in returning the Proxy Card, a pre-addressed and postage paid envelope has been enclosed.

                            YOUR PROXY IS IMPORTANT
                       WHETHER YOU OWN FEW OR MANY SHARES.
            PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD TODAY.

                                    EXHIBIT A

                         URSTADT BIDDLE PROPERTIES INC.


                AMENDED AND RESTATED RESTRICTED STOCK AWARD PLAN

1.Purposes

This Amended and Restated Restricted Stock Award Plan (the "Plan") amends and restates the Urstadt Biddle Properties Inc. Amended and Restated Restricted Stock Award Plan dated December 9, 1999 (the "First Amended Plan") which amended the Urstadt Biddle Properties Inc. Restricted Stock Award Plan, dated March 12, 1997 (the "Original Plan"). The purposes of the Plan are to promote the long-term growth of Urstadt Biddle Properties Inc. (the "Company") by attracting, retaining and motivating executive management and non-employee directors possessing outstanding ability and to further the identity of Participants' interest with those of the shareholders of the Company through stock ownership opportunities.

2.Definitions

The following terms shall have the following meanings:

 [ ]"Award" means an award of Restricted Stock granted under the provisions of the Plan.

 [ ]"Board" means the Board of Directors of Urstadt Biddle Properties Inc.

 [ ]"Class A Common Stock" means the Class A Common Stock, par value $.01 per share, of the Company.

 [ ]"Committee" means the Compensation Committee of the Board of Directors appointed to administer the Plan.

 [ ]"Common Stock" means the Common Stock, par value $.01 per share, of the Company.

 [ ]"Company" means Urstadt Biddle Properties Inc.

 [ ]"Disability" means total and permanent disability.

 [ ]"Participant" means an employee or non-employee Director of the Company who is selected by the Committee to participate in the Plan.

 [ ]"Restricted Period" means the period of time during which an Award to Participant(s) remains subject to the Restrictions imposed on the Shares as determined by the Committee.

 [ ]"Restrictions" mean the restrictions and conditions imposed on an Award as determined by the Committee, which must be satisfied in order for a Participant to become vested in an Award.

 [ ]"Restricted Stock" means an award of Shares on which is imposed a Restriction Period.

 [ ]"Restricted Stock Award Date" means the date on which the Committee awarded Restricted Stock to a Participant.

 [ ]"Retirement" means, with respect to employee Participants, termination from active employment with the Company at any time after attaining the age of sixty-five (65) years and, with respect to non-employee Director Participants, expiration of the term of service on the Board by reason of the Participant's failure to be elected to the Board pursuant to a regular election or his or her decision not to stand for re-election to the Board.

 [ ]"Share" means a share of Common Stock or Class A Common Stock, as determined by the Committee.

3.Effective Date Of The Plan

The effective date of the Original Plan was March 12, 1997, and the effective date of the First Amended Plan was December 9, 1999; provided, however, that the provisions of Section 5 of the First Amended Plan which increased the number of Shares which may be issued or transferred under the Plan from the number of Shares which may be issued or transferred under the Original Plan became effective on March 15, 2000.

4.Administration Of The Plan

The Plan shall be administered by the Compensation Committee of the Board, comprised of persons who are "Non-Employee Directors" as defined in Rule 16b-3 of the Securities and Exchange Commission. If no such Committee shall be in office, the Plan shall be administered by the Board.

The Committee shall have complete and discretionary authority to (a) select Participants, (b) determine the Award to be granted to a selected Participant,
(c) determine the time or times when Awards will be granted, (d) determine the time or times and the conditions subject to which Awards may become vested or Restrictions will lapse, (e) interpret and construe the Plan and the rights of a Participant to an Award and make determinations, subject to the provisions of the Plan, in the best interests of the Company and its shareholders.

The Committee may delegate nondiscretionary administrative duties under the Plan to one or more agents (e.g. attorneys, consultants, etc.) or officers as it deems necessary and advisable at the expense of the Company.

Any power which may be exercised by the Committee may also be exercised by the Board. No member of the Committee or the Board shall be personally liable for any action taken or determination made in good faith with respect to the Plan or its administration. All decisions made by the Committee as administrators of the Plan shall be conclusive and binding upon all persons and the Company.

5.Shares Subject To Plan

The maximum number of shares of Restricted Stock which may be issued or transferred under the Plan is 1,050,000, of which 350,000 shares shall be Common Stock, 350,000 shares shall be Class A Common Stock and 350,000 shares, at the discretion of the Committee, shall be any combination of Common Stock or Class A Common Stock. Any shares of Restricted Stock which have been awarded, but are later forfeited to the Company, will again be available for Awards under the Plan.

The Stock which may be issued or transferred under the Plan may be authorized but unissued Shares or Shares acquired by the Company and held in its Treasury as determined by the Committee.

6.Grant Of Restricted Stock Awards

The Committee shall from time to time, in its discretion, (i) select Participants from (a) management personnel who have significant responsibility for the growth and profitability of the Company and (b) non-employee Directors of the Company, including members of the Committee, (ii) determine the number and class of Shares to be granted by each Award and (iii) establish the applicable terms of each such Award. An Award granted to a non-employee Director of the Company shall be held by such non-employee Director for a period of at least six (6) months following the date of grant.

7.Award Agreement

Each Restricted Stock Award shall be evidenced by a written agreement, executed by the Participant and the Company, which shall contain the terms and conditions established by the Committee.

8.Terms Of Restricted Stock Awards

Subject to the provisions of the Plan, the Committee shall determine:

[ ]The terms and conditions of the Award Agreement, including whether an Award shall consist of Common Stock, Class A Common Stock, or both;

[ ]The Restricted Period of the Award; and

[ ]The Restrictions applicable to an Award, including, but not limited to employment status and director tenure rules governing forfeitures and limitations on the sale, assignment, pledge or other encumbrances during the Restricted Period.

The Committee may, in its discretion, determine that the issuance of stock certificates representing the Restricted Stock Awards be held in custody by the Company until the Restrictions lapse.

The Participant may, in the discretion of the Committee, receive any dividends, taxable at that time as ordinary income, and other distributions paid with respect to any Award(s), as declared and paid to shareholders during the Restricted Periods.

Upon the lapse of Restrictions, the value of the Restricted Stock will be taxable as ordinary income. At the Committee's discretion, an arrangement may be made by the Company to assist the Participant in meeting the withholding taxes required by federal, state and local authorities.

9.Termination Of Employment During Restricted Period

In the event that during the term of the Restricted Period a Participant's status as an employee or non-employee Director of the Company terminates:

[ ]for any reason other than death, Disability or Retirement, such Participant shall forfeit any and all Restricted Stock Awards whose Restrictions have not lapsed; or,

[ ]by reason of death or Disability, the Restrictions on any and all Awards shall lapse on the date of such termination; or,

[ ]by reason of Retirement, all Awards continue to vest as if Retirement had not occurred until such time as the Restrictions lapse; provided, however, that if any such retired Participant, prior to the completion of any or all Restricted Periods, accepts employment or provides services to any organization other than the Company that is engaged in the ownership and/or management or brokerage of shopping centers in The New York -Northern New Jersey -Long Island, NY-NJ-CT-PA, Metropolitan Statistical Area as defined by the Bureau of Labor Statistics, the Participant will forfeit any and all Restricted Stock Awards whose Restrictions have not lapsed.

10.Change-Of-Control

The Committee shall have the authority to accelerate the time at which the Restrictions will lapse or to remove any such restriction upon the occurrence of a "change-of-control" as defined by any one of the following events:

(a) any Person who becomes the owner of 10% or more of the Company's total combined voting power of the total amount of outstanding Shares and, thereafter, individuals who were not Directors of the Company prior to the date such Person became such a 10% owner are elected as Directors pursuant to an arrangement or understanding with, or upon the request of or nomination by, such Person and constitute at least two of the Directors; or

(b) there occurs a change-of-control of the Company of a nature that would be required to be reported in response to Item la of Form 8-K pursuant to Section 13 or 15 under the Securities Exchange Act of 1934, as amended ("Exchange Act"), or in any other filing by the Company with the Securities and Exchange Commission (the "Commission"); or

(c) there occurs any solicitation of proxies by or on behalf of any Person other than the Directors of the Company and thereafter individuals who were not Directors prior to the commencement of such solicitation are elected as Directors pursuant to an arrangement or understanding with, or upon the request of or nomination by, such Person and constitute at least two of the Directors; or

(d) the Company executes an agreement of acquisition, merger or consolidation which contemplates that:

(i) after the effective date provided for in the agreement, all or substantially all of the business and/or assets of the Company shall be owned, leased or otherwise controlled by another corporation or other entity; and

(ii) individuals who are Directors of the Company when such agreement is executed shall not constitute a majority of the Directors or board of directors of the survivor or successor entity immediately after the effective date provided for in such agreement; provided, however, for purposes of this paragraph (d), that if such agreement requires as a condition precedent approval by the Company's shareholders of the agreement or transaction, a Change-of-Control shall not be deemed to have taken place unless and until such approval is secured.

11.Compliance With Securities And Exchange Commission Requirements

No certificate for Shares distributed under the terms of the Plan shall be executed and delivered to the Participant until the Company shall have taken any action then required to comply with the provisions of the Securities Act of 1933, as amended, the Exchange Act or any other applicable laws and requirements.

12.Amendment And Termination

The Committee and/or Board may, at any time or from time to time, modify or amend the Plan in any respect, except that without shareholder approval (subject to Section 13 hereof), the Committee and/or Board may not increase the maximum number of shares of Restricted Stock which may be Awarded under this Plan. Any modification, amendment or termination of the Plan shall not, without the consent of a Participant, affect his/her rights under an Award previously granted to a Participant.

13.Adjustments.

If the Company subdivides its outstanding Shares into a greater number of Shares (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding Shares into a smaller number of Shares (by reverse stock split, reclassification or otherwise), or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, merger, business combination, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Shares, or other similar corporate event affects the Shares such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in its sole discretion and in such manner as the Committee may deem equitable and appropriate, make such adjustments to any or all of (i) the number and class of Shares which thereafter may be awarded under the Plan, and (ii) the number and class of Shares subject to outstanding Awards, provided, however, that the number of Shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Participant in connection with any adjustment made pursuant to this Section 13.